UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 4, 2006
infoUSA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19598	47-0751545
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5711 South 86th Circle
Omaha, Nebraska		68127
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (402) 593-4500
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Agreement and Plan of Merger
Voting Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
On August 4, 2006, infoUSA Inc., a Delaware corporation (“Parent”), announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 4, 2006, by and among Parent, Spirit Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Opinion Research Corporation, a Delaware corporation (the “Company”). A copy of the press release announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The Merger Agreement
The Merger Agreement provides that, at the closing, Merger Sub will be merged with and into the Company (the “Merger”), and each outstanding share of common stock of the Company will be converted into the right to receive $12.00 per share in cash, without interest. As a result of the Merger, the Company will become a wholly-owned subsidiary of Parent. Parent will finance the transaction with cash on hand and borrowings under its existing credit facility.
The Company has made customary representations and warranties and covenants in the Merger Agreement, including, among others (i) not to solicit acquisition proposals or, subject to certain exceptions, furnish information or enter into discussions or negotiations with third parties regarding acquisition proposals, (ii) to cause a meeting of the Company’s stockholders to be held to consider the approval and adoption of the Merger Agreement, and (iii) subject to certain exceptions, for the Company’s board of directors to recommend that Company stockholders approve and adopt the Merger Agreement. Consummation of the Merger is subject to various customary conditions, including approval and adoption of the Merger Agreement by Company stockholders and the absence of any legal impediments to consummation of the Merger. The Merger Agreement further provides that the Company may be required, in the event the Merger Agreement is terminated under certain specified circumstances, to pay Parent a termination fee of $4,000,000.
The foregoing description of the Merger Agreement is qualified in its entirety by reference to the copy of the same attached hereto as Exhibit 2.1, which is incorporated herein by reference.
The Voting Agreement
In connection with the Merger, John F. Short, Douglas L. Cox, and Kevin P. Croke, each an executive officer of the Company, have, in their capacities as stockholders of the Company, entered into a Voting Agreement with Parent and Merger Sub with respect to the shares of Company common stock and stock options owned by such stockholders. At the time of signing, the outstanding shares of Company common stock held by these stockholders represented approximately 7.4% of the Company’s outstanding shares, and the outstanding shares and options held by these stockholders represented approximately 11.6% of the Company’s outstanding shares on a fully-diluted basis. Under the Voting Agreement, these stockholders have agreed to vote in favor of approval and adoption of the Merger Agreement, and against any proposal made in opposition to, or in competition with, the Merger. The Voting Agreement also prohibits the transfer of the Company’s securities by these stockholders. In the event the Merger Agreement is terminated, the Voting Agreement will terminate as well.
The foregoing description of the Voting Agreement is qualified in its entirety by reference to the copy of the same attached hereto as Exhibit 2.2, which is incorporated herein by reference.
Additional Information
In connection with the proposed Merger, the Company will file a proxy statement with the United Stated Securities and Exchange Commission (the “SEC”). Security holders of the company are urged to read the proxy statement when it becomes available as it will contain important information about the Company, the proposed Merger, and related matters. The definitive proxy statement will be mailed to Company stockholders. Company security holders will also be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about the Company, Parent, Merger Sub, and the proposed Merger at http://www.sec.gov, the SEC’s web site, or from the Company at www.opinionresearch.com or by directing a request to Opinion Research Corporation, 600 College Road East, Suite 4100, Princeton, NJ 08540-6636, Attention: Chief Financial Officer.
Neither the press release attached as Exhibit 99.1 nor this filing should be considered a solicitation by Parent or Merger Sub of a proxy from any Company stockholder. However, under SEC rules, the Company and its directors and executive officers and Parent and Merger Sub and their respective directors and executive officers may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed Merger.

Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2006, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, which was filed on March 31, 2006. Information about the directors and executive officers of Parent, some of whom also serve as the directors and executive officers of Merger Sub, is set forth in the proxy statement for Parent’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 17, 2006, and Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, which was filed on March 10, 2006. Additional information regarding persons deemed to be “participants” will be included in the Company’s proxy statement when it is filed with the SEC by the Company.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following are filed as Exhibits to this Report:

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of August 4, 2006, by and among Opinion Research Corporation, infoUSA Inc. and Spirit Acquisition, Inc.
2.2	Voting Agreement, dated as of August 4, 2006, by and among infoUSA Inc., Spirit Acquisition, Inc., and certain stockholders of Opinion Research Corporation
99.1	Press Release issued by infoUSA Inc. and Opinion Research Corporation on August 4, 2006

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

infoUSA Inc. (Registrant)
August 8, 2006	/s/ STORMY DEAN
Stormy Dean
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of August 4, 2006, by and among Opinion Research Corporation, infoUSA Inc. and Spirit Acquisition, Inc.
2.2	Voting Agreement, dated as of August 4, 2006, by and among infoUSA Inc., Spirit Acquisition, Inc., and certain stockholders of Opinion Research Corporation
99.1	Press Release issued by infoUSA Inc. and Opinion Research Corporation on August 4, 2006

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